                                                                   EXHIBIT 10.26


                          SECOND AMENDMENT AND WAIVER
                          ---------------------------



          SECOND AMENDMENT AND WAIVER (this "Amendment"), dated as of January 29, 1997, among AUTOTOTE CORPORATION, a Delaware corporation ("Holdings"), AUTOTOTE SYSTEMS, INC., a Delaware corporation (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Banks"), and BANKERS TRUST COMPANY, as Agent (in such capacity, the "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H :
                              - - - - - - - - - -


          WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of October 31, 1991, and amended and restated as of October 30, 1992, and amended and restated as of June 4, 1993, and amended and restated as of April 28, 1994, and further amended and restated as of January 26, 1996 (as amended, modified or supplemented through the date hereof, the "Credit Agreement");

          WHEREAS, Holdings and the Borrower have requested that the Banks grant the amendments and waiver to the Credit Agreement as herein provided; and

          WHEREAS, the Banks wish to grant the amendments and waiver to the Credit Agreement on the terms, and subject to the conditions, set forth herein;


          NOW, THEREFORE, it is agreed:

          1. Section 3.01 of the Credit Agreement is hereby amended by inserting the following new clauses (h) and (i) at the end thereof;

          "(h) In consideration of the Banks entering into the Second Amendment, the Borrower hereby agrees to pay to the Agent for the pro rata distribution to the

Banks (based on the Banks' outstanding Term Loans and Revolving Loan Commitments on the Second Amendment Effective Date) a fee in the aggregate amount of $1,100,000, which fee shall be due and payable on the earliest of (i) the date, if any, that the Loans have been declared due and payable (or have become due and payable) in accordance with the provisions of Section 10, (ii) the date upon which the Borrower repays all outstanding Loans and terminates the Total Revolving Loan Commitment and (iii) the A Term Loan Maturity Date, provided, however, that such fee shall not be payable in the event that either (x) the Borrower shall have repaid at least $19,500,000 of Term Loans after the Second Amendment Effective Date and on or prior to August 15, 1997 or (y) Holdings shall have received at least $1,100,000 of new cash equity proceeds after the Second Amendment Effective Date and on or prior to August 15, 1997 and all such cash equity proceeds shall have been used to repay outstanding Term Loans in accordance with the provisions of Sections 4.01 and 4.02(h).




     (i) In consideration of the Banks entering into the Second Amendment, the Borrower also hereby agrees to pay to the Agent for the pro rata distribution to
                                                        --- ----
the Banks (based on the Banks' outstanding Term Loans and Revolving Loan Commitments on the Second Amendment Effective Date) a fee in the aggregate amount of $2,000,000 (subject to reduction as provided below), which fee shall be due and payable on the earliest of (i) the date, if any, that the Loans have been declared due and payable (or have become due or payable) pursuant to
Section 10, (ii) the date upon which the Borrower repays all outstanding Loans and terminates the Total Revolving Loan Commitment and (iii) the A Term Loan Maturity Date, provided, however, in the event that (I) after the Second
               --------  -------
Amendment Effective Date and no later than April 15, 1997, either (x) the Borrower shall have repaid at least $21,000,000 of Term Loans, then no portion of such fee shall be payable pursuant to any clause of this Section 3.01(i) or
(y) the Borrower shall have repaid at least $16,000,000 of Term Loans but less than $21,000,000 of Term Loans, then only $500,000 of such fee shall be payable pursuant to this Section 3.01(i) (and no further fees shall be payable pursuant to any clause of this Section 3.01(i)), (II) after the Second Amendment Effective Date and no later than July 15, 1997, either (x) the Borrower shall have repaid at least $23,000,000 of Term Loans, then only $500,000 of such fee shall be payable pursuant to any clause of this Section 3.01(i) (and no further fees shall be payable pursuant to any clause of this Section 3.01(i)) or (y) the Borrower shall have repaid at least $18,000,000 of Term Loans but less than $23,000,000 of Term Loans, then only $875,000 of such fee shall be payable pursuant to this Section 3.01(i) (and no further fees shall be payable pursuant to any clause of this Section 3.01(i)), (III) after the Second Amendment Effective Date and no later than October 15, 1997, either (x) the Borrower shall have repaid at least $24,500,000 of Term Loans, then only $1,000,000 of such fee shall be payable to this Section 3.01(i) (and no further fees shall be payable pursuant to any clause of this Section 3.01(i)) or (y) the Borrower shall have repaid at least $19,500,000 of Term Loans but less than $24,500,000 of Term Loans, then only $1,250,000 of such fee shall be payable pursuant to this Section 3.01(i) (and no further fees shall be payable pursuant to any clause of this Section 3.01(i)) and (IV) after the Second Amendment Effective Date and no later than February 12, 1998, either (x) the Borrower shall have repaid at least $30,000,000 of Term Loans then only $1,500,000 of such fee shall be payable pursuant to this Section 3.01(i) or (y) the Borrower shall have repaid at least $25,000,000 Term Loans but less than $30,000,000 of Term Loans, then only $1,625,000 of such fee shall be due and payable pursuant to this Section 3.01(i)."


          2. Section 3.03 of the Credit Agreement is hereby amended by (i) inserting "(a)" immediately before the words "The Total Revolving Loan Commitment" appearing therein and (ii) inserting the following new clause (b) at the end thereof:

          "(b) On each date upon which a mandatory repayment of Term Loans pursuant to Section 4.02(c), (d), (e), (f)(i) or (g) is required (and exceeds in amount the aggregate principal amount of Term Loans then outstanding) or would be required if Term Loans were then outstanding, the Total Revolving Loan

     Commitment shall be permanently reduced by the amount, if any, by which the amount required to be applied pursuant to said Section (determined as if an unlimited amount of Term Loans were actually outstanding) exceeds the aggregate principal amount of Term Loans then outstanding. Each reduction to the Total Revolving Loan Commitment pursuant to this Section 3.03(b) shall be applied proportionately to permanently reduce the Revolving Loan Commitment of each Bank with such a Commitment."

          3. Section 4.01(iv)(C) of the Credit Agreement is hereby deleted in its entirety and the following new Section 4.01(iv)(C) is inserted in lieu thereof:

          "(C)  each prepayment of any Tranche of Term Loans pursuant to this
     Section 4.01 (other than pursuant to clause (v) below) shall reduce the then remaining Scheduled Repayments of such Tranche of Term Loans in inverse order of maturity; and".

          4. Section 4.02(a) of the Credit Agreement is hereby amended by inserting the following new clause at the end thereof:

          "(iii)  In addition to any other mandatory repayments pursuant to this
     Section 4.02, the Borrower shall prepay outstanding Revolving Loans (with no corresponding reduction to the Total Revolving Loan Commitment, except as otherwise provided in Section 3.03(b)) as, and to the extent, required by Section 4.02(h)."

          5. The table appearing in Section 4.02(b)(i) of the Credit Agreement is hereby deleted in its entirety and the following new table is inserted in lieu thereof:

          "Date                                  Amount
           ----                                  ------
     the last Business Day in January, 1997    $  500,000
     the last Business Day in April, 1997      $1,500,000
     the last Business Day in July, 1997       $1,500,000
     the last Business Day in October, 1997    $3,500,000
     the last Business Day in January, 1998    $2,000,000
     A Term Loan Maturity Date $42,000,000" .

          6. The table appearing in Section 4.02(b)(ii) of the Credit Agreement is hereby deleted in its entirety and the following new table is inserted in lieu thereof:

          "Date              Amount
           ----              ------

     the last Business Day in January, 1997      $500,000
     B Term Loan Maturity Date $500,000".

          7. Section 4.02(h) of the Credit Agreement is hereby deleted in its entirety and the following new Section 4.02(h) is inserted in lieu thereof:

          "(h) All mandatory repayments of Term Loans pursuant to Sections 4.02(c), (d), (e), (f) and (g) which are required to be applied in accordance with the provisions of this Section 4.02(h) shall, except as provided in the proviso to the immediately succeeding sentence, be applied to the outstanding A Term Loans and the outstanding B Term Loans on a pro
                                                                           ---
     rata basis (based on the then outstanding principal amount of the A Term
     ----
     Loans and the B Term Loans). All such mandatory repayments of each Tranche of Term Loans shall be applied to reduce the then remaining Scheduled Repayments of such Tranche of Term Loans in inverse order of maturity;

     provided, however, that the Net Sale Proceeds from the sale of the assets
     --------  -------
     of, or the capital stock of, Tele Control shall be applied as follows:

               (1) first, the first $20,000,000 of Net Sale Proceeds shall be allocated $19,500,000 to the then outstanding A Term Loans and $500,000 to the then outstanding B Term Loans, provided that if no B Term Loans are (or no longer remain) outstanding, the Net Sale Proceeds allocated thereto shall instead be applied to the then outstanding A Term Loans, and with any amounts to be applied (x) to the outstanding B Term Loans to be applied first to the Scheduled B Repayment that is due on the B Term Loan Maturity Date and then to the Scheduled B Repayment that is due on the last Business Day in

                    January 1997 and (y) to the outstanding A Term Loans to be applied as follows:

                    (i) the first $500,000 shall be applied to reduce the Scheduled A Repayment that is due on the last Business Day in April 1997, or if such Scheduled A Repayment has already been paid in full or no longer remains outstanding after giving effect to such repayment, such amount (or portion thereof) shall be applied to reduce the then remaining Scheduled A Repayments in inverse order of maturity;

                    (ii) the next $500,000 shall be applied to reduce the Scheduled A Repayment that is due on the last Business Day in July 1997, or if such Scheduled A Repayment has already been paid in full or no longer remains outstanding after giving effect to such repayment, such amount (or portion thereof) shall be applied to reduce the then remaining Scheduled A Repayments in inverse order of maturity;

                    (iii) the next $500,000 shall be applied to reduce the
                          Scheduled A Repayment that is due on the last Business Day in October 1997, or if such Scheduled A Repayment has already been paid in full or no longer remains outstanding after giving effect to such repayment, such amount (or portion thereof) shall be applied to reduce the then remaining Scheduled A Repayments in inverse order of maturity;

                    (iv) the next $1,000,000 shall be applied to reduce the Scheduled A Repayment that is due on the last Business day in January 1998, or if such Scheduled A Repayment has already been paid in full or no longer remains outstanding after giving effect to such repayment, such amount (or portion thereof) shall be applied to reduce the then remaining Scheduled A Repayments in inverse order of maturity; and

                    (v) the next $17,000,000 shall be applied to reduce the then remaining Scheduled A Repayments in inverse order of maturity;

               (2) second, the next $2,000,000 of Net Sale Proceeds (other than any Net Sale Proceeds which represent funds released from any escrow account, 100% of which funds shall be applied as provided in clause (1) above or clause (3) below, which ever is applicable) shall be applied to prepay any outstanding Revolving Loans and if no Revolving Loans are (or remain) outstanding, such amount (or portion thereof) may be retained by the Borrower; and

               (3) third, any remaining Net Sale Proceeds shall be applied to reduce the then remaining Scheduled A Repayments in inverse order of maturity."

          8. Section 8.01(f)(ii) of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

     "In addition to the foregoing, no later than March 5, 1997, a certificate of the chief financial officer of Holdings to the effect that, to the best of such officer's knowledge, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate shall also set forth (in reasonable detail) the calculations required to establish whether Holdings and the Borrower were in compliance with the provisions of Section 9.10 for the Test Period ended on February 28, 1997."

          9. Section 9.02 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (vii) thereof, (ii) deleting the period appearing at the end of clause (viii) thereof and inserting ";and" in lieu thereof and (iii) inserting the following new clause (ix) at the end thereof:

          "(ix) all of the capital stock or assets of Tele Control may be sold so long as (i) the gross cash proceeds and the Net Sale Proceeds therefrom equals at least $25,000,000 and $20,000,000, respectively, (ii) all such proceeds are paid in cash and are paid at the closing of such sale (although up to $2,500,000 of the gross cash proceeds may be paid into an escrow account to cover certain potential indemnity claims against Holdings or any of its Subsidiaries by the buyer of Tele Control), (iii) 100% of the Net Sale Proceeds therefrom are applied in accordance with the provisions of Section 4.02(h), (iv) such sale occurs on or prior to April 15, 1997,
     (v) copies of the substantially final documentation for such sale are delivered to the Banks at least three Business Days prior to the consummation of such sale and (vi) the material terms and conditions of such sale are consistent with the terms set forth in that certain Letter dated January 14, 1997 between Holdings and Scientific Games Holdings Corp."

          10. Section 9.09 of the Credit Agreement is hereby deleted in its entirety and the following new Section 9.09 is inserted in lieu thereof:

          "9.09  Consolidated Interest Coverage Ratio.  (a) Prior to the
                 ------------------------------------
consummation of the sale of Tele Control, Holdings will not permit the Consolidated Interest Coverage Ratio for any Test Period ended on the last day of a fiscal quarter set forth below to be less than the ratio set forth opposite such fiscal quarter below:

               Fiscal Quarter
                    Ended             Ratio
               --------------         -----
                January 31, 1997      1.90:1.00
                April 30, 1997        1.88:1.00
                July 31, 1997         1.93:1.00
                October 31, 1997      1.80:1.00
                January 31, 1998      1.87:1.00
                April 30, 1998        1.94:1:00
                July 31, 1998         2.00:1.00."

          (b) On or after the sale of Tele Control, Holdings will not permit the Consolidated Interest Coverage Ratio for any Test Period ended on the last day of the fiscal quarter set forth below to be less than the ratio set forth opposite such fiscal quarter below:

               Fiscal Quarter
                   Ended               Ratio
               --------------          -----
                January 31, 1997      1.90:1.00
                April 30, 1997        1.89:1.00
                July 31, 1997         1.92:1.00
                October 31, 1997      1.76:1.00
                January 31, 1998      1.79:1.00
                April 30, 1998        1.89:1.00
                July 31, 1998         1.99:1.00."

          11. Section 9.10 of the Credit Agreement is hereby deleted in its entirety and the following new Section 9.10 is inserted in lieu thereof:

          "9.10  Consolidated Fixed Charge Coverage Ratio.  Holdings will not
                 ----------------------------------------
permit the Consolidated Fixed Charge Coverage Ratio for any Test Period ended on a day set forth below to be less than the ratio set forth opposite such day below:

                    Test Period

     Ratio               Ended On
     -----           ----------------
     0.90:1.00       January 31, 1997
     1.00:1.00       February 28, 1997
     1.00:1.00       July 31, 1997
     1.00:1.00       January 31, 1998
     1.00:1.00".     July 31, 1998

          12. Section 9.11 of the Credit Agreement is hereby deleted in its entirety and the following new Section 9.11 is inserted in lieu thereof:

          "9.11  Maximum Leverage Ratio. (a) Prior to the consummation of the
                 ----------------------
sale of Tele Control, Holdings will not permit the Leverage Ratio at any time during a period set forth below to be greater than the ratio set forth opposite such period below:

                   Period                       Ratio
                   ------                       -----
     Fiscal quarter ending January 31, 1997     4.44:1.00
     Fiscal quarter ending April 30, 1997       4.34:1.00
     Fiscal quarter ending July 31, 1997        4.12:1.00
     Fiscal quarter ending October 31, 1997     4.25:1.00
     Fiscal quarter ending January 31, 1998     4.01:1.00
     Fiscal quarter ending April 30, 1998       3.85:1.00
     Fiscal quarter ending July 31, 1998        3.71:1.00

          (b) On or after the consummation of the sale of Tele Control, Holdings will not permit the Leverage Ratio at any time during a period set forth below to be greater than the ratio set forth opposite such period below:

          Period                                    Ratio
          ------                                    -----
     Fiscal quarter ending January 31, 1997       4.44:1.00
     Fiscal quarter ending April 30, 1997         4.26:1.00
     Fiscal quarter ending July 31, 1997          4.07:1.00
     Fiscal quarter ending October 31, 1997       4.07:1.00
     Fiscal quarter ending January 31, 1998       4.09:1.00
     Fiscal quarter ending April 30, 1998         3.83:1.00
     Fiscal quarter ending July 31, 1998          3.63:1.00."

          13. Section 9.12 of the Credit Agreement is hereby deleted in its entirety and the following new Section 9.12 is inserted in lieu thereof:

          "9.12  Minimum Consolidated EBITDA.  (a) Prior to the consummation of
                 ---------------------------
the sale of Tele Control, Holdings will not permit Consolidated EBITDA for any Test Period ended on the last day of a fiscal quarter set forth below to be less than the amount set forth opposite such fiscal quarter below:

          Fiscal Quarter Ending         Amount
          ---------------------         ------
          January 31, 1997              $29,356,000
          April 30, 1997                $28,515,000
          July 31, 1997                 $30,537,000
          October 31, 1997              $27,969,000
          January 31, 1998              $29,149,000
          April 30, 1998                $29,889,000
          July 31, 1998                 $30,491,000

          (b) On or after the consummation of the sale of Tele Control, Holdings will not permit Consolidated EBITDA for any Test Period ended on the last day of a fiscal quarter set forth below to be less than the amount set forth opposite such fiscal quarter below:

          Fiscal Quarter Ending         Amount
          ---------------------         ------
          January 31, 1997              $29,356,000
          April 30, 1997                $26,791,000
          July 31, 1997                 $28,606,000
          October 31, 1997              $24,844,000
          January 31, 1998              $24,447,000
          April 30, 1998                $25,569,000

          July 31, 1998                                     $26,479,000".

          14. The definition of "Applicable L/C Percentage" appearing in Section
11.01 of the Credit Agreement is hereby deleted in its entirety and the following new definition of "Applicable L/C Percentage" is inserted in lieu thereof:

          "Applicable L/C Percentage" shall mean, at any time, a percentage per annum equal to 2-3/4%.

          15. The definition of "Applicable Margin" appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof:

     ", provided, however, from and after the Second Amendment Effective Date
        --------  -------
     the Interest Reduction Discount for Base Rate Loans shall no longer be available and the Applicable Margin for A Term Loans, B Term Loans and Revolving Loans that are maintained as Base Rate Loans and for Swingline Loans initially shall be 1-1/4%, provided that such Applicable Margin shall be increased to (x) 1-1/2% on and after July 31, 1997 in the event that the Borrower has not repaid or prepaid at least $19,500,000 of Term Loans after the Second Amendment Effective Date and on or before July 31, 1997 and (y) 2% on and after October 31, 1997 in the event that the Borrower has not repaid or prepaid at least $23,000,000 of Term Loans after the Second Amendment Effective Date and on or before October 31, 1997; provided
                                                                 --------
     further, however, if on any date after the Second Amendment Effective Date
     ----------------
     the Borrower shall have repaid at least $15,000,000 of Term Loans in excess of the amount of Scheduled Repayments that are due through such date (as such Scheduled Repayments are determined on the Second Amendment Effective
     Date) then such Applicable Margin from and after such date shall be reduced permanently to 3/4 of 1%."

          16. The definition of "A Term Loan Maturity Date" appearing in Section
11.01 of the Credit Agreement is hereby amended by deleting the date "November 1, 1997" appearing therein and inserting the date "February 13, 1998" in lieu thereof.

          17. The definition of "B Term Loan Maturity Date" appearing in Section
11.01 of the Credit Agreement is hereby amended by deleting the date "January 31, 1997" appearing therein and inserting the date "April 30, 1997" in lieu thereof.

          18. The definition of "Final Maturity Date" appearing in Section 11.01 of the Credit Agreement is hereby deleted in its entirety and the following new definition of "Final Maturity Date" is inserted in lieu thereof:

          "Final Maturity Date" shall mean February 13, 1998, provided, however, the Final Maturity Date shall automatically be extended to July 31, 1998 in the event that the sale of Tele Control is consummated on or before April 15, 1997 in accordance with the terms of this Agreement.

          19. The definition of "Required Banks" appearing in Section 11.01 of the Credit Agreement is hereby amended by deleting the words "greater than 59%" appearing in clause (B) thereof and inserting the words "equal to at least 70%" in lieu thereof.

          20. The definition of "Test Period" appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof:

     ", provided, however, for purposes of determining compliance with Section
     9.10 as of February 28, 1997, such period shall consist of the twelve consecutive months of Holdings ending as of February 28, 1997 (taken as one accounting period)".

          21. Section 11.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

          "Second Amendment" shall mean the Second Amendment, dated as of January 29, 1997, to this Agreement.

          "Second Amendment Effective Date" shall have the meaning provided in the Second Amendment.

          "Tele Control" shall mean Tele Control Kommunikations und Computersysteme GesMBH, an Austrian corporation and a Wholly-Owned Subsidiary of Holdings.

          22. Notwithstanding anything to the contrary contained in the definition of "Consolidated Fixed Charges", the principal repayment of Term Loans made with the proceeds of the sale of Autotote CBS, Inc. shall be excluded from the calculation of Consolidated Fixed Charges. In addition, notwithstanding anything to the contrary contained in the definition of "Consolidated Interest Expense," the fees contemplated to be paid by this Amendment, as well as the reduction in the exercise price of the Warrants contemplated by the Amendment to the September 1995 Warrant Agreement and the January 1996 Warrant Agreement in the form attached hereto, shall be excluded from the calculation of "Consolidated Interest Expense."

          23. Holdings, the Borrower and the Banks hereby acknowledge and agree that the Net Sale Proceeds from the sale of the assets or capital stock of Tele Control shall (i) exclude any cash on the balance sheet of Tele Control to the extent that the purchase price for such sale is increased by the amount of such cash and (ii) include any proceeds released to Holdings or any of its Subsidiaries from any escrow accounts established in connection with such sale.

          24. Holdings, the Borrower and the Banks hereby acknowledge and agree that, notwithstanding anything to the contrary contained in the Credit Agreement, from and after the Second Amendment Effective Date (as defined below), no new Interest Periods may be selected, the Eurodollar Rate interest option shall no longer be available and all Loans shall be incurred and maintained as Base Rate Loans, although any outstanding Eurodollar Loans on the Second Amendment Effective Date may remain outstanding (and shall bear interest as currently provided in the Credit Agreement) until the end of the respective Interest Periods with respect thereto.

          25. The Banks hereby waive the Event of Default that has arisen under the Credit Agreement solely as a result of Holdings and the Borrower failing to comply with the provisions of Section 9.10 of the Credit Agreement for the Test Period ended on October 31, 1996.

          26. Notwithstanding anything to the contrary contained in the Credit Agreement, for purposes of amending or modifying any provision of the Credit Agreement which relates to the sale of Tele Control the "Required Banks" shall be determined on the basis provided in clause (B) of the definition of "Required Banks" appearing in Section 11.01 of the Credit Agreement.

          27. The Borrower hereby covenants and agrees that, promptly upon receipt of an invoice from each Bank's outside counsel, the Borrower shall pay each such Bank's outside legal fees and expenses arising in connection with the Second Amendment in an amount not to exceed $7,500 for each such Bank, provided that the limitation set forth in this Section 27 shall not apply to the legal fees and expenses of outside legal counsel to the Agent.

          28. In order to induce the Banks to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants that (i) there exists no Default or Event of Default on the Second Amendment Effective Date, after giving effect to this Amendment, (ii) all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on the Second Amendment Effective Date, after giving effect to this Amendment with the same effect as though such representations and warranties had been made on the Second Amendment Effective Date, (iii) neither Holdings nor any of its Subsidiaries has any defense, set-off or counterclaim in respect of the Obligations or the Guaranteed Obligations (as defined in the Credit Agreement and in the Subsidiaries Guaranty) nor do they have any claim against the Agent, the Collateral Agent, any Issuing Bank or any Bank arising out of, related to, or in connection with, any Credit Document and (iv) the Obligations and the Guaranteed Obligations (as defined in the Credit Agreement and in the Subsidiaries Guaranty) are and remain the legal, valid and binding obligations of Holdings, the Borrower and the other Credit Parties, as the case may be, enforceable against all such Credit Parties in accordance with their respective terms.

          29. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          30. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

          31. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          32. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when (i) Holdings, the Borrower and each Bank shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office, (ii) Holdings and each Bank shall have signed a counterpart of the Amendment to the September 1995 Warrant Agreement and the January 1996 Warrant Agreement in the form attached hereto and (iii) the Borrower shall have paid to the Agent for the pro rata distribution to the Banks
                                              --- ----
(based on the Banks' outstanding Term Loan and Revolving Loan Commitments on the Second Amendment Effective Date) an amendment fee equal to $250,000 in the aggregate.

          33. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                                *      *      *

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                    AUTOTOTE CORPORATION


                                    By____________________________
_______
                                      Title:



                                    AUTOTOTE SYSTEMS, INC.


                                    By___________________________
_______
                                      Title:



                                    BANKERS TRUST COMPANY,
                                      Individually and as Agent


                                    By___________________________
_______
                                      Title:



                                    BANK OF IRELAND,
                                      GRAND CAYMAN BRANCH


                                    By___________________________
_______
                                      Title:



                                    BANK POLSKA KASA OPIEKI,
S.A.

                                    By___________________________
_______
                                      Title:


                                    BHF-BANK
AKTIENGESELLSCHAFT


                                    By___________________________
_______
                                      Title:


                                    By___________________________
_______
                                      Title:



                                    CREDITANSTALT CORPORATE
                                      FINANCE, INC.


                                    By___________________________
_______
                                      Title:


                                    By___________________________
_______
                                      Title:



                                    CORESTATES BANK


                                    By___________________________
_______
                                      Title:

                                    EUROPEAN AMERICAN BANK


                                    By___________________________
_______
                                      Title:


                                    FLEET NATIONAL BANK



                                    By___________________________
_______
                                      Title:

                                    GIROCREDIT BANK AG DER
                                     SPARKASSEN,        GRAND
CAYMAN
                                     ISLAND BRANCH


                                    By___________________________
_______
                                      Title:


                                    By___________________________
_______
                                      Title: